UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 16, 2024

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 16, 2024, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) and Credit Acceptance Funding LLC 2021-1 entered into the Fifth Amendment to the Loan and Security Agreement (the “Amendment”) with Fifth Third Bank, National Association, extending the $100.0 million asset-backed non-recourse secured financing that we entered into on January 29, 2021 and to which we refer as Term ABS 2021-1. Under the Amendment, the date on which Term ABS 2021-1 will cease to revolve has been extended from December 16, 2024 to February 17, 2026.

There were no other material changes to the terms of Term ABS 2021-1.

Fifth Third Bank, National Association and/or its affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking, and other services for us and our affiliates in the ordinary course of business, for which they have received or will receive customary compensation. Fifth Third Bank, National Association and/or its affiliates are lenders, agents, or backup servicers under certain of our revolving secured warehouse facilities and are parties to certain of our asset-backed securities transactions other than Term ABS 2021-1.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached as Exhibit 4.132 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On February 16, 2024, we issued a press release relating to the Amendment. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.132
Fifth Amendment to Loan and Security Agreement, dated as of February 16, 2024, among the Company, Credit Acceptance Funding LLC 2021-1, Fifth Third Bank, National Association, and Systems and Services Technologies, Inc.

99.1	Press release dated February 16, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: February 22, 2024	By:	/s/ Douglas W. Busk
Douglas W. Busk
Chief Treasury Officer